Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.17

AMENDMENT NO. 2

TO THE MATERIAL TRANSFER AGREEMENT

This Amendment No. 2 to the material transfer agreement (this “Amendment No. 2”) is retroactively effective as of January 22, 2023 (the “Amendment No. 2 Effective Date”) and executed as of March 6, 2024, by and between Avalyn Pharma Inc., having its registered office at 701 Pike Street, Suite 1500, Seattle, Washington 98101, USA (“Avalyn”), and PARI Pharma GmbH, having its principal place of business at Moosstrasse 3, 82319 Starnberg, Germany (“PARI”) (each of Avalyn and PARI being individually a “Party” and together the “Parties”).

A.
WHEREAS, PARI and Avalyn are parties to that certain Material Transfer Agreement, dated as of January 23, 2020, as amended by Amendment No. 1, dated as of November 22, 2021 (the “Agreement”); and
B.
WHEREAS, the Parties agree to extend the scope of the Agreement by additional services to be provided by PARI to Avalyn and therefore wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Capitalized terms used but not defined in this Amendment No. 2 will have the meanings ascribed to them in the Agreement.
2.
An additional WHEREAS clause shall be added to the Agreement after the fifth WHEREAS clause and shall read as follows:

“WHEREAS, in addition to the transfer of Material, Avalyn may, from time to time, request that PARI perform certain services pursuant to Work Orders (as hereinafter defined) agreed in writing by the Parties.”

3.
The heading of Article 1 (USE OF MATERIAL) of the Agreement shall be deleted and replaced by the following:

“1 PROVISION OF MATERIAL AND SERVICES”

4.
In Section 1.2(a) (Restrictions of Use), the definition of “Applicable Laws and Standards” shall be revised as follows:

“Applicable Laws and Standards” means (a) all laws, ordinances, rules, directives and regulations applicable to the Materials, the Evaluation Purpose, the Evaluation Studies, the Services or this Agreement, including without limitation applicable local laws and regulations in each relevant country, (b) applicable regulations and guidelines of the U.S. Food and Drug

ACTIVE/204255671.1

Administration (“FDA”) and other regulatory authorities and applicable guidelines of the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), (c) as applicable to the particular activities performed under this Agreement, Good Manufacturing Practices, Good Laboratory Practices and Good Clinical Practices promulgated by the FDA and other regulatory authorities or the ICH, and (d) all applicable industry and trade standards.”

5.
A new section shall be added to the Agreement as Section 1.4 and shall read as follows:

“1.4 Statement of Work:

(a)
“Services” means the services to be provided by PARI under this Agreement which will be specified in a Work Order (as hereinafter defined) as provided in Section 1.4(c).
(b)
During the term of this Agreement, Avalyn hereby engages PARI, as an independent contractor, on the terms and conditions set forth hereinafter, for PARI to provide the Services.
(c)
Any Services to be performed by PARI and any Deliverables shall be formalized in a written work order agreed upon by the Parties in the form of the template set forth in Exhibit B attached hereto, outlining the respective specifications including: (i) the work order number, (ii) the nature and the description of the Services to be carried out, (iii) Services delivery deadlines, (iv) estimated number of hours required in order to deliver the Services, (v) total estimated cost for the requested Services whereas the invoiced cost shall not exceed such estimated cost by more than ten percent (10%) without Avalyn’s prior written approval, (vi) the related department and the contact persons at Avalyn and at PARI involved in the Services, (vii) the invoice destination and payment terms, and (viii) approved expenses (collectively a “Work Order”). To the extent any terms or provisions of a Work Order conflict with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control, except to the extent such Work Order specifically states the Parties’ intent that such Work Order control with respect to a particular matter. No change or amendment to an existing Work Order shall be in effect unless and until a written change order amending such Work Order is mutually executed by the Parties (“Change Order”).
(d)
Each Work Order must be signed by both Parties to be effective. Each fully executed Work Order shall be appended to this Agreement and made a part hereof. For clarity, neither Party has any obligation towards the other Party to provide any particular services or to pay for any particular services in absence of a Work Order executed by both Parties covering such services and payment for such services.”

6.
A new section shall be added to the Agreement as Section 1.5 and shall read as follows:

“1.5 Provision of Services:

(a)
PARI shall provide the Services, perform the tasks allocated to it and provide each Deliverable (as defined in Section 3.5(a)) by the dates indicated, in each case in accordance with the relevant Work Order. PARI shall deliver all Deliverables in accordance with any schedule therefor specified in the applicable Work Order. Upon receipt of each Deliverable, Avalyn shall have an opportunity to evaluate the Deliverable for compliance with any specifications or conditions in accordance with the applicable Work Order and to approve or reject such Deliverable accordingly. Approval of a Deliverable shall be deemed if no rejection has been received by PARI in writing within [***] from delivery of such Deliverable. Avalyn shall timely provide its required contribution and assistance (such as required information or material) as specifically set forth in the relevant Work Order or otherwise mutually agreed by the Parties. Any delay by PARI in rendering the Services caused by the delayed provision of information, material or other assistance of Avalyn required to provide the particular Service as specifically set forth in the relevant Work Order or otherwise mutually agreed by the Parties shall not be deemed to be a default of PARI and the relevant timelines for performance of such Service by PARI as set forth in the respective Work Order shall be extended proportionately to such delay. In the case of any such delay, PARI will [***] notify Avalyn thereof, including any actions or omissions by Avalyn that PARI believes has caused such delay, and the Parties will meet as soon as possible to (i) mutually agree to create a revised plan and timeline to complete the applicable Services as near to and of the same quality as set forth in the original Work Order and (ii) execute a Change Order to such Work Order.
(b)
Avalyn and PARI will meet periodically virtually or telephonically if agreed in the relevant Work Order. At such meetings, PARI will report to Avalyn the progress and status of the Services and Deliverables described in the Work Order. PARI will use commercially reasonable efforts to consider proposals from Avalyn in good faith and shall take reasonable actions requested by Avalyn in relation to any such Services or Deliverables to ensure due and proper completion of all Services and Deliverables in accordance with this Agreement, including the agreed upon dates and quality standards.
(c)
The Services shall be carried out only by properly qualified employees of PARI in a professional manner and in accordance with (i) the standards of care and diligence practiced by recognized organizations in performing services of a similar nature at the time the Services are performed, (ii) the terms of the relevant Work Order and this Agreement, and (iii) all Applicable Laws and Standards.
(d)
PARI may not subcontract any of the Services under a Work Order without first obtaining Avalyn’s prior written consent. PARI shall at all times remain responsible and liable for the performance and compliance of its permitted subcontractors with this Agreement and the applicable Work Order.”

7.
A new section shall be added to the Agreement as Section 1.6 and shall read as follows:

“1.6 Payment of Fees and Expenses:

(a)
Avalyn shall pay to PARI the amounts specified in any Work Order for the Services performed in accordance with this Agreement, and unless otherwise set forth in the Work Order, the hourly rate shall be [***] per Billable Hour. “Billable Hour” means an hour (60 minutes, calculated pro rata in 10 minute increments, rounded up to the next 10 minute increment of billable time) of activities performed by or on behalf of PARI in accordance with this Agreement and the relevant Work Order.
(b)
Avalyn shall reimburse PARI for reasonable expenses paid or incurred directly by PARI in connection with performing the Services and that are specified in the relevant Work Order or otherwise approved in writing in advance by Avalyn, provided that such expenses are documented and incurred by reason of the delivery of Services requested in the Work Order. For clarity, Avalyn shall not be obligated to pay any amounts in excess of the amounts specified in a Work Order and in accordance with Section 1.4(c) unless such excess amounts have been approved in writing in advance by Avalyn.
(c)
Invoices
(i)
PARI will keep a timesheet of the time spent on the agreed Services and will invoice Avalyn upon completion of the relevant Services or on a monthly basis or other invoice term as may be agreed by the Parties and set forth in the relevant Work Order.
(ii)
Each payment shall be made within [***] from Avalyn’s receipt of PARI’s invoice and bank account. Each invoice must be detailed and consistent with the relevant Work Order and/or Device Order, and the reference number of the Work Order and/or Device Order shall be mentioned. Amounts set forth in each Work Order or Device Order (unless the Services or Materials, as applicable, are supplied by PRE for use within the United States of America or Canada) will be invoiced and payable in Euros and payment by Avalyn shall be made in Euros. The Materials, which are intended for use within the United States of America and/or Canada will be invoiced and payable in US Dollars. The conversion of Euros to US Dollars will be based on the exchange rate published by the European Central Bank on the date of the last signature of the respective Work Order and/or Device Order. Avalyn may, in good faith, dispute any amount invoiced under this Agreement by notifying PARI within [***] of receipt of the applicable invoice and shall specify the particular respects in which such invoice is inaccurate or inappropriate. The Parties shall thereafter negotiate in good faith to resolve any such dispute and shall exchange all documentation that may assist with such resolution. Upon resolution of any such dispute, Avalyn shall make the agreed upon payment (if any) within [***] of such resolution.
(iii)
It is understood and agreed by the Parties that any undisputed payment by Avalyn of the fees, any undisputed expenses set forth in Section 1.6 (b), or any Device Order fee, which is not paid when due, shall bear interest equal to the prime rate as reported by the

European Central Bank, on the date such payment is due (but in no event less than zero percent (0%)), plus an additional [***] per year, calculated on the number of days such payment is delinquent.
(iv)
PARI shall be responsible for taxes, including import taxes and withholding taxes, arising from compensation and other amounts paid by Avalyn to PARI under this Agreement. Avalyn may withhold from payments to PARI amounts for payment of any withholding tax that is required by law to be paid to any taxing authority with respect to such payments. Avalyn shall provide to PARI all necessary documents and correspondence and written evidence to demonstrate the payment of such tax, and shall also provide to PARI any other co-operation or assistance before or after the payment of such tax, as may be necessary to enable PARI to claim exemption from such withholding taxes and to receive a full refund of such withholding tax or claim a foreign tax credit.”
8.
A new section shall be added to the Agreement as Section 3.5 and shall read as follows:

“3.5 Ownership of Deliverables

(a)
“Deliverables” means information, data, writings, test results, and similar information or other work products, whether or not patentable or copyrightable, that is generated, developed, perfected or designed by or on behalf of PARI, either solely or jointly with others, in the course of, as a result of or otherwise arising from the Services and as set forth in a Work Order. Without Avalyn’s prior written consent, PARI shall not engage in any activities, on its own or in collaboration with a third party, or use any third party facilities in performing the Services which could result in claims of ownership to any Deliverables being made by such third party. PARI represents and warrants to Avalyn that all persons performing the Services under this Agreement have assigned or are under an obligation to assign their rights in any Deliverables to PARI.

Avalyn shall exclusively own (a) all Deliverables which are solely and specifically related to the Avalyn Property and (b) all intellectual property rights therein. PARI shall exclusively own (i) all other Deliverables and (ii) all intellectual property rights therein. PARI hereby assigns to Avalyn all of PARI’s rights to and interest in any Deliverables which are solely and specifically related to Avalyn Property. To the extent that any of Avalyn’s ownership rights contemplated under this Section 3.5(b) are not perfected, fail to arise, revert or terminate by operation of law, then in lieu of such ownership rights, PARI hereby grants to Avalyn an irrevocable, perpetual, worldwide, fully paid-up, exclusive (even as to PARI), sublicensable (through multiple tiers), transferable license to all rights, title and interest in the Deliverables solely and specifically related to Avalyn Property for which such ownership rights failed to arise, reverted or terminated by operation of law. (b) PARI hereby grants to Avalyn a non-exclusive, perpetual, irrevocable, world-wide, license to use the Deliverables internally for the Evaluation Purpose and to reference Deliverables solely for the purpose of submitting and filing such Deliverables or parts thereof with the US Food and Drug Administration (FDA) or any other regulatory authority in connection with the Avalyn Rights for administration via the Material or any other eFlow technology nebulizer solely for clinical trial applications and in no case for marketing authorization applications. The use of the Deliverables is subject to the restrictions set forth in Section 3.3 for Study Results which shall apply mutatis mutandis.”

9.
A new section shall be added to the Agreement as Section 6.15 and shall read as follows:

“6.15 As of the Amendment No. 2 Effective Date, PARI represents that it has not received any currently outstanding or unresolved written notice from third parties that its Material (i) infringes any third party patents; (ii) misappropriates any know-how belonging to a third party, or (iii) makes unauthorized use of any confidential information belonging to a third party.”

10.
The first sentence of Section 6.1 (Term and Termination) of the Agreement shall be deleted and replaced with the following sentence:

“This Agreement shall expire on December 31st, 2027 unless otherwise agreed to in writing by the Parties.”

11.
After the last sentence of Section 6.1 (Term and Termination) of the Agreement the following sentences shall be inserted:

“Upon any termination of this Agreement, (a) Avalyn shall pay PARI, within [***] of receipt by Avalyn of an itemized invoice detailing the charges for all Services performed and all Devices delivered, in each case, in accordance with this Agreement prior to the effective date of the termination and reimburse PARI for all costs and expenses incurred in performing those Services in accordance with this Agreement up to the effective date of such termination, provided that PARI shall use reasonable efforts to mitigate all such costs and expenses as of the date PARI receives or dispatches a notice of termination under this Agreement; and (b) PARI shall [***] refund to Avalyn any payments made by Avalyn for Services not performed (excluding reasonable wind-down costs) by PARI.”

12.
In Section 6.2, the following sentence shall be added at the end:

“SECTION 6.2 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 6.3, BREACH OF SECTION 2 OR GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.”

13.
In Section 6.3, sequential number (ii) of the Agreement, after the words “Study Results”, the words “ or Deliverables” shall be added.
14.
In Section 6.3, the following sentence shall be added at the end:

“PARI agrees to defend, indemnify and hold harmless Avalyn, its affiliates and each of their respective officers, directors, employees and agents from and against any and all Claims arising out of PARI’s (A) breach of this Agreement, or (B) negligence or willful misconduct. Notwithstanding the foregoing, PARI shall have no obligation under this Section 6.3 to the extent any such Claims were the result of the willful misconduct or gross negligence of Avalyn.”

15.
A new section shall be added to the Agreement as Section 6.15 and shall read as follows:

“6.15 “Debarment. PARI hereby represents and warrants that it has not been debarred under the provisions of 21 United States Code § 335a or any foreign equivalent thereof (“Debarred”). In the event that during the term of this Agreement PARI becomes Debarred or receives notice of action or threat of action to have PARI Debarred, PARI agrees to notify Avalyn immediately. In either such event, Avalyn will have the right to terminate this Agreement immediately upon written notice to PARI. PARI further represents and warrants that it has not used, and covenants that it will not use, in any capacity, the services of any individual, corporation, partnership, institution or association which has been Debarred. In the event PARI becomes aware that any individual, corporation, partnership, institution or association providing services to PARI which directly or indirectly relate to PARI’s activities under this Agreement has been Debarred, or has received notice of action or threat of action to have such entity Debarred, PARI will notify Avalyn immediately, in which event Avalyn will have the right to terminate this Agreement immediately upon written notice to PARI.”

16.
A new section shall be added to the Agreement as Section 6.16 and shall read as follows:

“6.16 “Headings; Interpretation. Headings are provided for convenience only and are not to be used in interpreting this Agreement. Whenever the context so requires, the use of the singular is deemed to include the plural and vice versa. The word “or” is disjunctive but not necessarily exclusive. The world “including” means “including, without limitation”. All references to days in this Agreement shall mean calendar days, unless otherwise specified. The word “will” shall be construed to have the same meaning and effect as the word “shall” wherever context requires. Ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.”

17.
Exhibit B which is attached to this Amendment No. 2 shall be attached to the Agreement as Exhibit B and shall be incorporated therein.
18.
Upon execution, this Amendment No. 2 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 2 to be executed by its duly authorized representatives.

PARI PHARMA GMBH	AVALYN PHARMA INC.

[***]	[***]

Exhibit B

Work Order Template

Work Order No. [***] (rev. [***])

This Work Order is generated in accordance to the Material Transfer Agreement effective as of January 23, 2020 (as amended), by and between AVALYN PHARMA INC. (formerly known as Genoa Pharmaceuticals, Inc.) and PARI PHARMA GmbH.

For the development of [[***]] ([[***]]) PARI will provide Services to Avalyn with regard to “Amendment No. 2” of above mentioned Material Transfer Agreement.

• Description of Tasks and Deliverables

[***]

• Resources, Time & Effort

[***]

• Estimated Costs

The Parties acknowledge and agree that the above total estimated cost is an estimate and the total actual cost invoiced under this Work Order shall not exceed such total estimated cost by more than ten percent (10%) without Avalyn’s prior written approval.

[***]

PARI will start to process in accordance to the items defined above after receipt of the countersigned Work Order in accordance to the Development Time Schedule provided. PARI hereby confirms that the Work Order reflects its best knowledge:

Name	Job Title	Date	Signature

Avalyn hereby agrees to the Work Order:

Name	Job Title	Date	Signature